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                            NISTAR MORTGAGE LOAN POOL
                  10-YEAR THROUGH 30-YEAR FIXED RATE MORTGAGES
                              NISTAR SERIES 1998-2
                                  POOL PROFILE
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                                                 Bid               Tolerance
                                                 ---               ---------

      AGGREGATE PRINCIPAL BALANCE                $285,000,000     (+/- 5.00%)

      MORTGAGE LOAN CUTOFF DATE                  1-Sep-98
      INTEREST RATE RANGE                        6.500% - 9.125%
      GROSS WAC                                  7.75%            (+/- 5 Bps%)
      WEIGHTED AVERAGE SERVICE FEE               25 bps
      MASTER SERVICING FEE                       1.7 bps
      WAM (in months)                            347              (+/-2  months)

      WALTV                                      77%              (maximum 79%)

      CALIFORNIA %                               26%              (maximum 29%)
      SINGLE LARGEST ZIP CODE CONCENTRATION       1%              (maximum  2%)

      AVERAGE LOAN BALANCE                       $162,151     (maximum $165,000)
      LARGEST INDIVIDUAL LOAN BALANCE            $993,589   (maximum $1,000,000)

      CONFORMING BALANCE %                       48%              (minimum 45%)

      CASH-OUT REFINANCE %                       21%              (maximum  23%)

      PRIMARY RESIDENCE %                        68%              (minimum 65%)

      INVESTOR PROPERTIES %                      27%              (maximum 29%)

      SINGLE-FAMILY DETACHED %                   70%              (minimum 68%)

      FULL DOCUMENTATION %                       64%              (minimum 61%)

      UNINSURED > 80% LTV %                       1%              (maximum  2%)

      TEMPORARY BUYDOWNS                          0%              (maximum  1%)

      RELOCATION %                                0%              (minimum 0%)

      NO RATIO %                                 21%              (maximum  24%)

      WEIGHTED AVERAGE FICO SCORE                731              (minimum 720)


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.


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      (1)  All dollar amounts are  approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.
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


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                            NISTAR MORTGAGE LOAN POOL
                  10-YEAR THROUGH 30-YEAR FIXED RATE MORTGAGES
                              NISTAR SERIES 1998-2
                               PRICING INFORMATION
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     RATING AGENCIES                                            TBD

     PASS THRU RATE                                             6.75%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                       4 bps

     PRICING DATE                                               27-Aug-98

     FINAL STRUCTURE DUE DATE                                   10-Sep-98

     SETTLEMENT DATE                                            30-Sep-98

     ASSUMED  SUB LEVELS                                        AAA       6.500%
                                                                 AA       4.250%
                                                                 A        1.700%
                                                                BBB       1.000%
                                                                 BB       0.600%
                                                                  B       0.400%


     NISTAR may structure the excess interest as fixed retained yield or servicing fee which would be excluded from the trust for Series 1998-2. The principal only certficate created by the discount mortgages will not be included in the bid on the pricing date.


     NISTAR CONTACTS                                Brad Davis (301) 846-8009
                                                    Alan McKenney (301) 846-8118


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


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                            NISTAR MORTGAGE LOAN POOL
                  10-YEAR THROUGH 30-YEAR FIXED RATE MORTGAGES
                              NISTAR SERIES 1998-2
                                POOL PROFILE (1)
                                  RELO/NON-RELO
--------------------------------------------------------------------------------

                                                                           Proposed Bid
                                                                           ------------
                                         Total Pool       10-Year to 15-Year    20-Year to 30-Year       Total Pool Tolerance
                                         ----------       ------------------    ------------------       --------------------
AGGREGATE PRINCIPAL BALANCE              $285,000,000     $17,000,000           $268,000,000             (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                1-Sep-98         1-Sep-98              1-Sep-98
INTEREST RATE RANGE                      6.500% - 9.125%  6.500% - 8.750%       6.500% - 9.125%
GROSS WAC                                7.75%            7.44%                 7.77%                    (+/- 5 Bps%)
WEIGHTED AVERAGE SERVICE FEE             25 bps           25 bps                25 bps
MASTER SERVICING FEE                     1.7 bps          1.7 bps               1.7 bps
WAM (in months)                          347              177                   358                      (+/-2  months)

WALTV                                    77%              69%                   77%                      (maximum 79%)

CALIFORNIA %                             26%              15%                   27%                      (maximum 29%)
SINGLE LARGEST ZIP CODE CONCENTRATION     1%               1%                    1%                      (maximum  2%)

AVERAGE LOAN BALANCE                     $162,151         $120,775              $164,776                 (maximum $165,000)
LARGEST INDIVIDUAL LOAN BALANCE          $993,589         $993,589              $986,945                 (maximum $1,000,000)

CONFORMING BALANCE %                     48%              64%                   47%                      (minimum 45%)

CASH-OUT REFINANCE %                     21%              13%                   21%                      (maximum  23%)

PRIMARY RESIDENCE %                      68%              61%                   68%                      (minimum 65%)

INVESTOR PROPERTIES %                    27%              31%                   27%                      (maximum 29%)

SINGLE-FAMILY DETACHED %                 70%              70%                   70%                      (minimum 68%)

FULL DOCUMENTATION %                     64%              51%                   65%                      (minimum 61%)

UNINSURED GREATER THAN 80% LTV %          1%               0%                    1%                      (maximum  2%)

TEMPORARY BUYDOWNS                        0%               0%                    0%                      (maximum  1%)

RELOCATION %                              0%               0%                    0%                      (minimum 0%)

NO RATIO %                               21%              35%                   20%                      (maximum  24%)

WEIGHTED AVERAGE FICO SCORE              731              744                   730                      (minimum 720)


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.


--------------------------------------------------------------------------------
(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.
--------------------------------------------------------------------------------